Exhibit 99.2 Parker Hannifin Corporation 4th Quarter & Fiscal Year 2018 Earnings Release August 2, 2018

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance and earnings projections are: economic conditions within the company’s key markets, and the company’s ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. Additionally, the actual impact of the U.S. Tax Reform may affect future performance and earnings projections as the amounts reflected in this period are preliminary estimates and exact amounts will not be determined until a later date, and there may be other judicial or regulatory interpretations of the U.S. Tax Reform that may also affect these estimates and the actual impact on the company. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance of the company are, as applicable: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of CLARCOR; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, price and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; compliance costs associated with environmental laws and regulations; potential labor disruptions; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; global competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to organic sales, which are sales amounts adjusted to remove the effects of acquisitions, divestitures and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of discretionary pension plan contributions, (c) as reported and forecast segment operating income and operating margins reported in accordance with U.S. GAAP to as reported and forecast segment operating income and operating margins without the effect of business realignment charges, CLARCOR costs to achieve and acquisition-related expenses, (d) Below the Line Items reported in accordance with U.S. GAAP to Below the Line Items without the effect of the net loss on sale and write-down of assets, and (e) Income tax in accordance with U.S. GAAP to Income tax without the effect of U.S. Tax Reform one-time impact, net (f) as reported and forecast earnings per diluted share reported in accordance with U.S. GAAP to as reported and forecast earnings per diluted share without the effect of business realignment charges, CLARCOR costs to achieve, net loss on sale and write-down of assets and U.S. Tax Reform one-time impact, net. This presentation also contains references to EBITDA and adjusted EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before business realignment charges, CLARCOR costs to achieve, net loss on sale and write-down of assets, and acquisition-related expenses. Although EBITDA and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, we believe that it is useful to an investor in evaluating the results of this quarter versus one year ago. The effects of acquisitions, divestitures, currency exchange rates, discretionary pension plan contributions, business realignment charges, CLARCOR costs to achieve, acquisition-related expenses, net loss on sale and write-down of assets and U.S. Tax Reform one-time impact, net are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, Below the Line Items, Income Tax and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges, CLARCOR costs to achieve. Please visit www.PHstock.com for more information 2

Agenda • Highlights of Quarter and Full Year Results • Results & Outlook • Questions & Answers 3

Highlights of Quarter and FY18 Results Fourth Quarter Results . Safety - 21% reduction – creating an ownership culture . All-time records for sales & segment operating margins . 4th Quarter records for Net Income, Net Income ROS & EPS . Strong organic growth, 9% and order growth, 8% . Adjusted EBITDA margins up 80 bps Full Year Fiscal 2018 Highlights . All-time records for Sales, EPS, Segment Operating Margins, Cash Flow . 8% Organic growth, improvement in Segment & EBITDA Margins . Strong cash generation; increased dividend, reduced debt, shares repurchased . Clarcor integration going well . EBITDA performance: on track to hit 300 bps margin expansion early 4

FY19 Outlook and Looking Ahead Fiscal 2019 Guidance . Anticipating record year for sales and EPS . Adjusted EPS in the range of $10.70 to $11.50 . Solid organic growth of 2.3% to 5.1% partially offset by currency headwinds Going Forward . Positive momentum: market conditions and growth initiatives . Continued strong performance in Aerospace Systems . Build on strong margin performance in international businesses . North America – lower restructuring expenses, margin improvement . FY19: stronger balance sheet for deployment priorities . FY18 performance and FY19 guide a solid start against new 5-year targets 5

Diluted Earnings Per Share 4th Quarter & Fiscal Year 2018 ¹Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, Loss on the Sale and Write Down of Assets, and U.S. Tax Reform Impact ²Adjusted for Business Realignment Charges, Acquisition-related expenses ³Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, Net Loss on the Sale and Write Down of Assets, and U.S. Tax Reform Impact 6

Influences on Adjusted Earnings Per Share 4th Quarter FY2018 vs. 4th Quarter FY2017 ¹Adjusted for Business Realignment Charges, Acquisition-related expenses ²Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, Loss on the Sale and Write Down of Assets, and U.S. Tax Reform Impact 7

Influences on Adjusted Earnings Per Share FY2018 vs. FY2017 ¹Adjusted for Business Realignment Charges, Acquisition-related expenses ²Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, Net Loss on the Sale and Write Down of Assets, and U.S. Tax Reform Impact 8

Sales & Segment Operating Margin Total Parker $ in millions 4th Quarter Full Year % % FY2018 Change FY2017 FY2018 Change FY2017 Sales As Reported $ 3,816 9.2% $ 3,496 $14,302 18.9% $12,029 Acquisitions - - % 971 8.1 % Divestitures (15) (0.4)% (15) (0.1)% Currency 31 0.9% 295 2.5 % Organic Sales $ 3,800 8.7% $13,051 8.4% % of % of % of FY2018 Sales FY2017 Sales FY2018 Sales FY2017 % of Sales Segment Operating Margin As Reported $ 644 16.9% $ 535 15.3% $ 2,239 15.7% $ 1,790 14.9 % Business Realignment 18 21 46 56 CLARCOR Costs to Achieve 8 37 Acquisition-Related Expenses 32 58 Adjusted $ 670 17.5% $ 588 16.8% $ 2,322 16.2% $ 1,904 15.8% 9

Sales & Segment Operating Margin Diversified Industrial North America $ in millions 4th Quarter Full Year % % FY2018 Change FY2017 FY2018 Change FY2017 Sales As Reported $ 1,805 8.4% $ 1,665 $ 6,727 25.3% $ 5,367 Acquisitions - - % 798 14.9 % Divestitures (6) (0.4)% (6) (0.1)% Currency (0) (0.0)% 21 0.4 % Organic Sales $ 1,811 8.8% $ 5,914 10.1% % of % of % of FY2018 Sales FY2017 Sales FY2018 Sales FY2017 % of Sales Segment Operating Margin As Reported $ 313 17.4% $ 262 15.7% $ 1,076 16.0% $ 874 16.3 % Business Realignment 3 10 9 20 CLARCOR Costs to Achieve 6 29 Acquisition-Related Expenses 32 58 Adjusted $ 322 17.8% $ 304 18.2% $ 1,114 16.6% $ 952 17.7% 10

Sales & Segment Operating Margin Diversified Industrial International $ in millions 4th Quarter Full Year % % FY2018 Change FY2017 FY2018 Change FY2017 Sales As Reported $ 1,376 12.1% $ 1,228 $ 5,259 20.1% $ 4,378 Acquisitions - - % 173 3.9 % Divestitures (9) (0.7)% (9) (0.2)% Currency 31 2.6% 269 6.2 % Organic Sales $ 1,354 10.2% $ 4,826 10.2% % of % of % of FY2018 Sales FY2017 Sales FY2018 Sales FY2017 % of Sales Segment Operating Margin As Reported $ 203 14.8% $ 161 13.2% $ 765 14.5% $ 579 13.2 % Business Realignment 16 11 34 33 CLARCOR Costs to Achieve 2 8 Adjusted $ 221 16.1% $ 172 14.0% $ 807 15.3% $ 612 14.0% 11

Sales & Segment Operating Margin Aerospace Systems $ in millions 4th Quarter Full Year % % FY2018 Change FY2017 FY2018 Change FY2017 Sales As Reported $ 636 5.6% $ 603 $ 2,316 1.4% $ 2,285 Acquisitions - - % - - % Currency 1 0.1% 5 0.2 % Organic Sales $ 635 5.5% $ 2,311 1.2% % of % of % of FY2018 Sales FY2017 Sales FY2018 Sales FY2017 % of Sales Segment Operating Margin As Reported $ 127 19.9% $ 112 18.5% $ 398 17.2% $ 337 14.8 % Business Realignment 0 (0) 3 3 Adjusted $ 127 19.9% $ 112 18.5% $ 401 17.3% $ 340 14.9% 12

Order Rates Jun 2018 Mar 2018 Jun 2017 Mar 2017 Total Parker + 8% + 11% + 8% + 8 % Diversified Industrial North America + 9% + 11% + 10% + 9 % Diversified Industrial International + 5% + 8% + 10% + 13 % Aerospace Systems + 10% + 17% + 1% 0 % Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average 13

Cash Flow from Operating Activities Dollars in millions ¹Adjusted for Discretionary Pension Plan Contribution Full Year FY 2018 % of Sales FY 2017 % of Sales As Reported Cash Flow From Operating Activities 1,600 11.2% 1,302 10.8% Discretionary Pension Plan Contribution 220 Adjusted Cash Flow From Operating Activities 1,600 11.2% 1,522 12.7% 14

Free Cash Flow Conversion Free Cash Flow / Net Income 250% 200% 150% 100% 50% 0% * Free Cash Flow = Cash Provided by Operating Activities - Capital Expenditures + Discretionary Pension Contribution 15

FY2019 Guidance EPS Midpoint: $10.90 As Reported, $11.10 Adjusted Sales Growth vs. Prior Year Total Growth Organic Growth Diversified Industrial North America 2.6% - 5.6% 3.1% - 6.1% Diversified Industrial International (2.5)% - 0.5% 1.1% - 4.1% Aerospace Systems 2.5% - 4.5% 2.5% - 4.5% Total Parker 0.7% - 3.5% 2.3% - 5.1% Segment Operating Margins As Reported Adjusted¹ Diversified Industrial North America 16.4% - 17.2% 16.6% - 17.4% Diversified Industrial International 15.3% - 15.7% 15.6% - 16.0% Aerospace Systems 17.2% - 17.6% 17.2% - 17.6% Total Parker 16.1% - 16.7% 16.3% - 16.9% Below the Line Items Corporate General & Administrative Expense, Interest and Other $483M Tax Rate Full Year 23% Shares Diluted Shares Outstanding 135.1 M Earnings Per Share As Reported Adjusted¹ Range $10.50 - $11.30 $10.70 - $11.50 ¹Expected FY19 Adjusted Segment Operating Margins and Adjusted Earnings Per Share exclude: $22M Business Realignment Charges $13M Clarcor Costs to Achieve $35M Total Realignment 16

FY2019 Guidance FY19 Guidance vs FY18 Actual ¹Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve, Net Loss on the Sale and Write Down of Assets, and U.S. Tax Reform Impact ²Adjusted for Business Realignment Charges, CLARCOR Costs to Achieve 17

Key Takeaways . Anticipating another record year . The Win Strategy is working well . Two overarching themes:  Top quartile performance  Great generators/deployers of cash . Bright future ahead – Unique competitive advantages Parker among the best diversified industrial companies 18

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Appendix • Consolidated Statement of Income • Adjusted Amounts Reconciliation • Reconciliation of EPS • Business Segment Information • Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin • Reconciliation of EBITDA to Adjusted EBITDA • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations • Reconciliation of Free Cash Flow Conversion • Reconciliation of Organic Growth • Reconciliation of EPS • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income Three Months Ended June 30, Tw elve Months Ended June 30, (Dollars in thousands except per share amounts) 2018 2017 2018 2017 Net sales $ 3,817,477 $ 3,496,238 $ 14,302,392 $ 12,029,312 Cost of sales 2,835,885 2,654,682 10,762,841 9,188,962 Selling, general and administrative expenses 422,423 402,352 1,657,152 1,453,935 Interest expense 53,040 52,787 213,873 162,436 Other expense (income), net 8,202 (14,194) (33,751) (104,662) Income before income taxes 497,927 400,611 1,702,277 1,328,641 Income taxes 144,599 107,252 640,962 344,797 Net income 353,328 293,359 1,061,315 983,844 Less: Noncontrolling interests 72 54 514 432 Net income attributable to common shareholders $ 353,256 $ 293,305 $ 1,060,801 $ 983,412 Earnings per share attributable to common shareholders: Basic earnings per share $ 2.66 $ 2.20 $ 7.98 $ 7.37 Diluted earnings per share $ 2.62 $ 2.15 $ 7.83 $ 7.25 Average shares outstanding during period - Basic 132,696,489 133,278,324 133,004,613 133,377,547 Average shares outstanding during period - Diluted 135,001,851 136,154,741 135,426,834 135,559,764 Cash dividends per common share $ .76 $ .66 $ 2.74 $ 2.58 21

Adjusted Amounts Reconciliation

FOURTH QUARTER FY 2018

	As Reported Jun-18	Business Realignment	Costs to Achieve	Loss on Sale of Business/ Investment W/D	Tax Act Impact	Adjusted Jun-18
Net sales	3,817,477					3,817,477
Cost of sales	2,835,885	7,873	4,793			2,823,219
Selling, general and administrative expenses	422,423	9,970	2,490			409,963
Interest expense	53,040	-				53,040
Other expense (income), net	8,202	-	1,009	26,513		(19,320)
Income before income taxes	497,927	(17,843)	(8,292)	(26,513)	-	550,575
Income taxes	144,599	4,961	2,305	(26,315)	(8,574)	116,976
Net income	353,328	(12,882)	(5,987)	(52,828)	(8,574)	433,599
Less: Noncontrolling interests	72	-				72
Net income attributable to common shareholders	353,256	(12,882)	(5,987)	(52,828)	(8,574)	433,527
EPS attributable to common shareholders:						
Diluted earnings per share	2.62	(0.10)	(0.04)	(0.39)	(0.07)	3.22

FOURTH QUARTER FY 2018

	As Reported Jun-18	Business Realignment	Costs to Achieve	Loss on Sale of Business/ Investment W/D	Adjusted Jun-18
Segment Operating Income					
Diversified Industrial:					
North America	313,493	2,359	5,998	-	321,850
International	203,340	15,326	2,294	-	220,960
Aerospace Systems	126,735	158	-	-	126,893
Total segment operating income	643,568	(17,843)	(8,292)	-	669,703
Corporate administration	58,471	-	-	-	58,471
Income before interest expense and other	585,097	(17,843)	(8,292)	-	611,232
Interest expense	53,040	-	-	-	53,040
Other expense	34,130	-	-	26,513	7,617
Income before income taxes	497,927	(17,843)	(8,292)	(26,513)	550,575

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Parker

Reconciliation of EPS (Unaudited) Three Months Ended June 30, Tw elve Months Ended June 30, (Amounts in dollars) 2018 2017 2018 2017 Earnings per diluted share $ 2.62 $ 2.15 $ 7.83 $ 7.25 Adjustments: Business realignment charges 0.10 0.11 0.26 0.30 Clarcor costs to achieve 0.04 - 0.20 - Net loss on sale and w ritedow n of assets 0.39 - 0.41 - U.S. Tax Reform one-time impact, net 0.07 - 1.72 - Acquisition-related expenses - 0.19 - 0.56 Adjusted earnings per diluted share $ 3.22 $ 2.45 $ 10.42 $ 8.11 23

Business Segment Information Three Months Ended June 30, Tw elve Months Ended June 30, (Dollars in thousands) 2018 2017 2018 2017 Net sales Diversified Industrial: North America $ 1,804,948 $ 1,665,483 $ 6,726,900 $ 5,366,809 International 1,376,118 1,227,999 5,259,793 4,377,776 Aerospace Systems 636,411 602,756 2,315,699 2,284,727 Total $ 3,817,477 $ 3,496,238 $ 14,302,392 $ 12,029,312 Segment operating income Diversified Industrial: North America $ 313,493 $ 261,509 $ 1,076,021 $ 873,552 International 203,340 161,499 765,188 579,207 Aerospace Systems 126,735 111,732 397,970 337,496 Total segment operating income 643,568 534,740 2,239,179 1,790,255 Corporate general and administrative expenses 58,471 51,925 200,901 172,632 Income before interest and other expense 585,097 482,815 2,038,278 1,617,623 Interest expense 53,040 52,787 213,873 162,436 Other expense 34,130 29,417 122,128 126,546 Income before income taxes $ 497,927 $ 400,611 $ 1,702,277 $ 1,328,641 24

Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin (Unaudited) Three Months Ended Three Months Ended (Dollars in thousands) June 30, 2018 June 30, 2017 Operating income Operating margin Operating income Operating margin Total segment operating income 643,568 16.9% 534,740 15.3% Adjustments: Business realignment charges 17,843 20,653 Clarcor costs to achieve 8,292 - Acquisition-related expenses - 32,182 Adjusted total segment operating income $ 669,703 17.5% $ 587,575 16.8% 25

Reconciliation of EBITDA to Adjusted EBITDA (Unaudited) Three Months Ended June 30, (Dollars in thousands) 2018 2017 Net sales $ 3,817,477 $ 3,496,238 Earnings before income taxes $ 497,927 $ 400,611 Depreciation and amortization 114,769 118,686 Interest expense 53,040 52,787 EBITDA 665,736 572,084 Adjustments: Business realignment charges 17,843 21,437 Clarcor costs to achieve 8,292 - Loss on sale and w ritedow n of assets 26,513 - Acquisition-related expenses - 36,303 Adjusted EBITDA $ 718,384 $ 629,824 EBITDA m ar gin 17.4% 16.4% Adjusted EBITDA margin 18.8% 18.0% 26

Consolidated Balance Sheet June 30, June 30, (Dollars in thousands) 2018 2017 Assets Current assets: Cash and cash equivalents $ 822,137 $ 884,886 Marketable securities and other investments 32,995 39,318 Trade accounts receivable, net 2,145,517 1,930,751 Non-trade and notes receivable 328,399 254,987 Inventories 1,621,304 1,549,494 Prepaid expenses 134,886 120,282 Total current assets 5,085,238 4,779,718 Plant and equipment, net 1,856,237 1,937,292 Deferred income taxes 57,623 36,057 Goodw ill 5,504,420 5,586,878 Intangible assets, net 2,015,520 2,307,484 Other assets 801,049 842,475 Total assets $ 15,320,087 $ 15,489,904 Liabilities and equity Current liabilities: Notes payable $ 638,466 $ 1,008,465 Accounts payable 1,430,306 1,300,496 Accrued liabilities 929,833 933,762 Accrued domestic and foreign taxes 198,878 153,137 Total current liabilities 3,197,483 3,395,860 Long-term debt 4,318,559 4,861,895 Pensions and other postretirement benefits 1,177,605 1,406,082 Deferred income taxes 234,858 221,790 Other liabilities 526,089 336,931 Shareholders' equity 5,859,866 5,261,649 Noncontrolling interests 5,627 5,697 27 Total liabilities and equity $ 15,320,087 $ 15,489,904

Consolidated Statement of Cash Flows Tw elve Months Ended June 30, (Dollars in thousands) 2018 2017 Cash flows from operating activities: Net income $ 1,061,315 $ 983,844 Depreciation and amortization 466,085 355,229 Stock incentive plan compensation 118,831 80,339 Loss (Gain) on sale of businesses 19,666 (41,285) (Gain) loss on disposal of assets (24,422) 1,494 (Gain) on sale of marketable securities (2) (1,032) Loss on sale and impairment of investments 33,759 - Net change in receivables, inventories and trade payables (268,280) 5,741 Net change in other assets and liabilities 227,463 (126,943) Other, net (34,128) 45,084 Net cash provided by operating activities 1,600,287 1,302,471 Cash flow s from investing activities: Acquisitions (net of cash of $157,426 in 2017) - (4,069,197) Capital expenditures (247,667) (203,748) Proceeds from sale of plant and equipment 81,881 14,648 Proceeds from sale of businesses 177,741 85,610 Purchases of marketable securities and other investments (80,607) (465,666) Maturities and sales of marketable securities and other investments 83,905 1,279,318 Other, net 4,837 (6,113) Net cash provided by (used in) investing activities 20,090 (3,365,148) Cash flows from financing activities: Net payments for common stock activity (377,359) (335,876) Net (payments for) proceeds from debt (939,325) 2,463,884 Dividends (365,288) (345,380) Net cash (used in) provided by financing activities (1,681,972) 1,782,628 Effect of exchange rate changes on cash (1,154) (56,718) Net (decrease) in cash and cash equivalents (62,749) (336,767) Cash and cash equivalents at beginning of period 884,886 1,221,653 28 Cash and cash equivalents at end of period $ 822,137 $ 884,886

Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations (Unaudited) Twelve Months Tw elve Months Ended June 30, Ended June 30, (Amounts in thousands) 2018 2017 Percent of sales Percent of sales As reported cash flow from operations $ 1,600,287 11.2% $ 1,302,471 10.8% Discretionary pension contribution - 220,000 Adjusted cash flow from operations $ 1,600,287 11.2% $ 1,522,471 12.7% 29

Reconciliation of Free Cash Flow Conversion (Unaudited) Twelve Months Ended June 30, 2018 Net income $ 1,061,315 Cash flow from operations 1,600,287 Capital expenditures (247,667) Free cash flow $ 1,352,620 Free cash flow conversion (free cash flow/net income) 127% 30

Reconciliation of Organic Growth Fiscal Year 2019 Guidance Sales Growth Range Divestitures Currency Organic Growth Range Industrial North America 2.6% - 5.6% -0.3% -0.2% 3.1% - 6.1% Industrial International (2.5)% - 0.5% -0.6% -3.0% 1.1% - 4.1% Aerospace Systems 2.5% - 4.5% 0.0% 0.0% 2.5% - 4.5% Total Parker 0.7% - 3.5% -0.4% -1.2% 2.3% - 5.1% 31

Reconciliation of EPS Fiscal Year 2019 Guidance (Unaudited) (Amounts in dollars) Fiscal Year 2019 Forecasted earnings per diluted share $10.50 - $11.30 Adjustments: Business realignment charges 0.13 Clarcor costs to achieve 0.07 Adjusted forecasted earnings per diluted share $10.70 - $11.50 32

Supplemental Sales Information Global Technology Platforms (Unaudited) (Dollars in thousands) Three Months Ending Fiscal Year-to-Date September 30, December 31, March 31, June 30, September 30, December 31, March 31, June 30, 2017 2017 2018 2018 2017 2017 2018 2018 Net sales Diversified Industrial: Motion Systems $ 809,747 $ 825,695 $ 928,012 $ 938,881 $ 809,747 $ 1,635,442 $ 2,563,454 $ 3,502,335 Flow and Process Control 995,347 997,837 1,154,468 1,173,988 995,347 1,993,184 3,147,652 4,321,640 Filtration and Engineered Materials 1,028,371 997,453 1,068,697 1,068,197 1,028,371 2,025,824 3,094,521 4,162,718 Aerospace Systems 531,186 549,688 598,414 636,411 531,186 1,080,874 1,679,288 2,315,699 Total $ 3,364,651 $ 3,370,673 $ 3,749,591 $ 3,817,477 $ 3,364,651 $ 6,735,324 $ 10,484,915 $ 14,302,392 33